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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 20, 2001
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                       IMPERIAL CREDIT INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)





           California                  0-19861                 95-4054791
           ----------                  -------                 ----------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
 incorporation or organization)                           Identification Number)


          23550 Hawthorne Boulevard, Building 1, Suite 110         90505
                    Torrance, California                           -----
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             (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code (310) 373-1704
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Item 5. Other Events and Regulation FD Disclosure.

        (a) First Quarter Report of Earnings

        On April 24, 2001, we reported results for the quarter ended March 31, 2001. The information contained in the release, which is attached as Exhibit
99.1 hereto, is incorporated herein by reference.

        (b) Nasdaq Notice of Intended Delisting

        On April 20, 2001, we received a Nasdaq Staff Determination stating that we failed to comply with the minimum bid price requirement for continued listing set forth in the Nasdaq Marketplace rules, and that our Common Stock is, therefore, subject to delisting from the Nasdaq National Market. We have filed a request for a hearing before the Nasdaq Listing Qualifications Panel to review the Staff Determination. The hearing has been scheduled for June 7, 2001. There is no assurance that the Qualifications Panel will grant our request for continued listing.

        Delisting from the Nasdaq National Market could cause our Common Stock to become significantly less liquid, with a possible negative impact on its value. Also, if our Common Stock is delisted and is not thereafter traded as a "Bulletin Board Stock," our Common Stock would be classified as a "penny stock" which, if certain disclosure and broker or dealer qualifications are not met, could further restrict the market for resale of Common Stock to only such persons as are deemed to be suitable investors of such stock, such as institutional investors, or directors, officers, or owners of 5% or more of the Common Stock. If our Common Stock is delisted, we will seek to have it traded as a "Bulletin Board Stock". Pending the final decision of the Qualifications Panel, our Common Stock will continue to trade on the Nasdaq National Market.

        (c) Commencement of Exchange Offer and Consent Solicitation

        On May 7, 2001, we announced that on May 10, 2001 we will commence an offer to exchange all of our outstanding senior notes, including securities issued by a related trust, for a combination of newly issued 12% Senior Secured Notes due June 30, 2005, shares of our Common Stock and warrants to purchase additional shares of our Common Stock. The information contained in the release, which is attached as Exhibit 99.2 hereto, is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 99.1  Press Release issued by the Company, dated April 24, 2001.

Exhibit 99.2  Press Release issued by the Company, dated May 7, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  May 8, 2001


                              IMPERIAL CREDIT INDUSTRIES, INC.


                              By: /s/ Irwin L. Gubman
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                              General Counsel and Secretary

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